SIBONEY CORPORATION
                          8135 Forsyth Blvd., Suite 206
                                  P.O. Box 16184
                            St. Louis, Missouri 63105
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 19, 1998

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of SIBONEY CORPORATION will be held at the Clayton Mercantile Building Conference Centre, 8000 Maryland Ave., St. Louis, Missouri 63105 on Tuesday, May 19, 1998, at 11:00 a.m., for the following purposes:

         1. To elect a board of five directors; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 23, 1998 will be entitled to vote at the meeting.

A copy of the Annual Report for 1997 accompanies this notice.

                                    BY ORDER OF THE BOARD OF DIRECTORS
                                    Rebecca M. Braddock, Secretary

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING.

                                 PROXY STATEMENT

                             SOLICITATION OF PROXIES

     The enclosed proxy is solicited by the Board of Directors of SIBONEY CORPORATION (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the Clayton Mercantile Building Conference Centre, 8000 Maryland Ave., St. Louis, Missouri 63105 on May 19, 1998, at 11:00 a.m. and at any adjournment thereof. Whether or not you expect to attend the meeting in person, please return your marked and executed proxy so that your shares will be voted in accordance with your wishes. The first mailing of proxies to stockholders will occur on or about April 10, 1998.

                              REVOCABILITY OF PROXY

     If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy.

                                   RECORD DATE

     Stockholders of record at the close of business on March 23, 1998, will be entitled to vote at the meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     On March 23, 1998, there were 16,518,344 shares of common stock, of the par value of $.10 per share ("common stock"), outstanding and entitled to vote. Each share is entitled to one vote. A majority of the outstanding shares present in person or by proxy will constitute a quorum at the meeting. Under applicable law, the vote required for the election of directors is a plurality of all votes cast at a meeting at which a quorum is present. Abstentions from voting on the election of directors will operate as neither a vote for nor a vote against any or all nominees for directors. Abstentions from voting on any other proposal properly brought before the meeting effectively will operate as a vote against such proposal. Shares represented by broker non-votes will not be counted in determining the number of shares necessary for approval of a proposal, although they will be counted for purposes of determining whether there is a quorum.

     As of March 23, 1998, the following person was known to the Company who may be deemed to be the beneficial owner of more than 5% of the common stock:

                                 Title of            Amount and            % of
Name and Address                  Class          Name of  Ownership       Class
----------------                 --------         ------------------       -----
Timothy J. Tegeler                Common             2,609,631(1)         15.80%
8135 Forsyth  Blvd., Suite 206
St. Louis, Missouri 63105

     (1) Includes 10,000 shares owned by members of Mr. Tegeler's family, 1,458,000 shares (8.83%) held by two trusts, of which Mr. Tegeler is a trustee together with Mercantile Trust Company of St. Louis, and 377,500 shares (2.29%) held by the Tegeler Foundation, of which Mr. Tegeler is a trustee.

     To the knowledge of the Company, no person beneficially owns more than 5% of the Company's voting securities, other than the shares beneficially owned by Mr. Timothy J. Tegeler set forth above.

                         ACTION TO BE TAKEN UNDER PROXY

     Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to wit, Timothy J. Tegeler and Rebecca M. Braddock, or the one of them who acts, will vote:

     (1) FOR the election of the five persons named herein as nominees for directors of the Company to hold office for one year and until their successors have been duly elected and qualify; and

     (2) According to their judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

                       PROPOSAL 1 - ELECTION OF DIRECTORS
                         INFORMATION CONCERNING NOMINEES

         The following table indicates the names, ages, principal occupations and five-year employment histories of nominees for directors of the Company, the periods during which they have served as directors of the Company, the number of shares and percentage of the common stock of the Company beneficially owned by each nominee as of March 23, 1998, and the nature of such ownership, as well as the number of shares and percentage of common stock beneficially owned by all directors and officers as a group. The table also indicates directorships held by each nominee in companies with a class of securities registered under or subject to the requirements of the Securities Exchange Act of 1934 and companies registered as investment companies under the Investment Company Act of 1940.

                                                             Amount and Nature
                             Principal Occupation            of Beneficial
Name of Director (Age)       or Employment During            Ownership of Shares
and Term as Directors        the Past Five Years             (% of Class)
---------------------        --------------------            -------------------
Rebecca M. Braddock (44)     Vice President, Secretary            212,000
  1985 to Present            & Treasurer                          (1.28%)
                             Siboney Corporation
                             St. Louis, Missouri (1)

Alan G. Johnson (63)         Member of Gallop, Johnson &          200,000
  1987 to Present            Neuman, L.C., Attorney-at-law,       (1.21%)
                             St. Louis, MO, Director of
                             K-V Pharmaceutical Company
                             and MRL, Inc.

Thomas G. Keeton (42)        President of Woodridge Business      324,076 (5)
  1985 to Present            Institute, a business school,        (1.96%)
                             Salisbury, Maryland (2)

Ernest R. Marx (47)          Executive Vice President,            200,000 (6)
  1996 to Present            Siboney Corporation, St. Louis,      (1.20%)
                             Missouri, since September 1995;
                             prior thereto, President of
                             Play Bac Publishing USA, an
                             international trade publisher,
                             St. Louis, Missouri

Timothy J. Tegeler (56)      Chairman of the Board, President     2,609,631 (4)
  1979 to Present            and Chief Executive Officer,         (15.80%)
                             Siboney Corporation, St. Louis,
                             Missouri, Investment executive
                             with Century Securities, Inc.
                             an investment securities firm,
                             since February 1993 (3)

All Directors and Officers                                        3,545,707 (6)
  as a group (5 persons)                                          (21.21%)

     (1) Ms. Braddock is also an Administrator for the Tegeler Foundation, St. Louis, Missouri.

     (2) Mr. Keeton has been the sole Director, President and Chief Executive Officer of Siboney Communications, Inc., a wholly owned subsidiary, from September 1985 to the present.

     (3) Mr. Tegeler is also the Managing Trustee of the Tegeler Foundation, St. Louis, Missouri.

     (4) Includes the shares set forth in footnote (1) to the table under "Voting Securities and Principal Holders Thereof."

     (5) Includes 10,000 shares owned by Mr. Keeton as custodian for a minor child.

     (6) Includes the following shares subject to fully exercisable options:

                                                       Shares Subject
  Name of Director/Officer                              to Options
  ------------------------                             --------------
    Ernest R. Marx                                         200,000

     The Board of Directors held one meeting during 1997. The Company has no separate audit committee, compensation committee, nominating committee or other committee performing similar functions.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely on a review of Forms 3 & 4 and amendments thereto furnished to the Company during its most recent fiscal year and Form 5 and amendments thereto (or written representations that no Form 5 report is required) furnished to the Company with respect to its most recent fiscal year, the Company believes that James P. Connaughton, a former director of the Company, did not timely file a Form 4 relating to the exercise of a stock option.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

     The executive officers of the Company are Timothy J. Tegeler, Rebecca M. Braddock and Ernest R. Marx. Mr. Tegeler has served as President and Chief Executive Officer of the Company since 1985 and as Chairman of the Board since 1987. Ms. Braddock has served as Secretary of the Company since 1985 and as Vice President and Treasurer since 1987. Mr. Marx has served as Executive Vice President of the Company since September 1995, as a Director of Gamco Industries, Inc., a wholly owned subsidiary of the Company since October 1995 and as President of Gamco since August 1996.

     Each of the executive officers serves at the discretion of the Board of Directors of the Company.

                             EXECUTIVE COMPENSATION

         The following table reflects compensation paid or payable for fiscal years 1997, 1996 and 1995 with respect to the Company's chief executive officer and its other executive officers whose fiscal 1997 salaries and bonuses combined exceeded $100,000 in each instance.

                           Summary Compensation Table

                               Annual Compensation
Name and                                                           All Other
Principal Position         Year      Salary($)     Bonus ($)    Compensation ($)
-------------------        ----      ---------     ---------    ----------------
TIMOTHY J. TEGELER         1997      62,400.00      4,332.00         3,305.51(1)
President and Chief        1996      60,000.00      4,229,00         3,862.07(1)
Executive Officer          1995      52,800.00      5,406.49         2,216.53(1)

ERNEST R. MARX             1997     120,000.00     31,089.00         1,925.70(1)
Executive Vice             1996     120,000.00     31,089.00               0
President(2)               1995      35,000.00     25,000.00               0

     (1) Contributions made by the Company in accordance with the Siboney Corporation 401(k) Plan.

     (2) Mr. Marx joined the Company in September 1995.

                         INFORMATION AS TO STOCK OPTIONS

     The following table lists the value of options held as of the end of fiscal 1997 by the persons listed in the Summary Compensation Table.



                     AGGREGATE OPTIONS/SAR EXERCISES IN LAST
               FISCAL YEAR AND FISCAL YEAR-END OPTIONS/SAR VALUES

                                                               Number of securities              Value of
                                                              underlying unexercised        unexercised in-the-
                                                              options/SARs at fiscal        money options/SARs
                                                                  year-end (#)            at fiscal year-end ($)
                           Shares
                         acquired on            Value             Exercisable/                  Exercisable/
     Name               exercise (#)        Realized ($)          unexercisable                 unexercisable
     ----
TIMOTHY J. TEGELER         25,000             $2,500.00                0/0                           0/0

ERNEST R. MARX                0                   0              133,333/66,667                      0/0


                       TRANSACTIONS WITH ISSUER AND OTHERS

     Alan G. Johnson, a nominee for reelection as a Director, is a member of the law firm of Gallop, Johnson & Neuman, L.C., which has been the Company's general counsel since August 1985 and is expected to provide legal services to the Company in the future.

                  RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

     Rubin, Brown, Gornstein & Co. LLP was the Company's independent auditor for the year ended December 31, 1997 and has been selected as its independent auditor for 1998. A representative of Rubin, Brown, Gornstein & Co. LLP is expected to attend the annual meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

                                  ANNUAL REPORT

     The Annual Report of the Company for 1997 accompanies this notice.

                      FUTURE PROPOSALS OF SECURITY HOLDERS

     Any stockholder who intends to submit a proposal for consideration at the 1999 annual meeting of stockholders pursuant to the applicable rules of the Securities and Exchange Commission must send the proposal to reach the Company's Corporate Secretary by December 11, 1998. Proposals should be addressed to:
Rebecca M. Braddock, Secretary, Siboney Corporation, P.O. Box 16184, St. Louis, Missouri 63105.

                                  MISCELLANEOUS

     The Company will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

     Stockholders are urged to mark, sign, date and send in their proxies without delay.

                                 OTHER BUSINESS

     The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

     A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (including related financial statements and schedules) is available to stockholders, without charge, upon written request to the Secretary, Siboney Corporation, P.O. Box 16184, St. Louis, Missouri 63105.

                                            BY ORDER OF THE BOARD OF DIRECTORS
                                            Rebecca M. Braddock, Secretary
Saint Louis, Missouri
April 10, 1998

                               SIBONEY CORPORATION
                                 P.O. BOX 16184
                              Saint Louis, MO 63105
                             http://www.siboney.com

                                                                  ADDENDUM 1
                               SIBONEY CORPORATION

                            Annual Meeting to be held
                                  May 19, 1998
                                   11:00 a.m.
                  Clayton Mercantile Building Conference Centre
                               8000 Maryland Ave.
                               St. Louis, MO 63105

                                    IMPORTANT

     YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE POSTPAID ENVELOPE PROVIDED.

     A MAJORITY IS REQUIRED BY LAW. THEREFORE, NO MATTER HOW MANY SHARES YOU OWN, IT IS IMPORTANT THAT YOU VOTE SO THAT YOUR COMPANY CAN SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.

Please detach here and return this proxy in the enclosed reply envelope.
-------------------------------------------------------------------------------

PROXY

     The undersigned hereby acknowledges receipt of copies of the Company's Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 10, 1998, and the Annual Report of the Company for 1997.

Date _________________, 1998  ________________________ ________________________
                              Signature of Stockholder Signature if jointly held

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        PLEASE SIGN, DATE AND RETURN THE
                          PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

Please check your address and zip code and note any corrections on the address label.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE

-------------------------------------------------------------------------------
PROXY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                               SIBONEY CORPORATION
                        1998 ANNUAL STOCKHOLDERS' MEETING

The undersigned stockholder of SIBONEY CORPORATION, a Maryland corporation, hereby appoints Timothy J. Tegeler and Rebecca M. Braddock, or either of them, with full power of substitution, the true and lawful attorney and proxy of the undersigned, to represent the undersigned at the annual meeting of the stockholders of SIBONEY CORPORATION, to be held at the Clayton Mercantile Building Conference Centre, 8000 Maryland Ave., St. Louis, MO 63105, on Tuesday, May 19, 1998, at 11:00 a.m., and at any adjournment thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1.  ELECTION OF DIRECTORS                 WITHHOLD AUTHORITY
_____ For all nominees listed below       _____ to vote for all nominees listed
                                                below

     Rebecca M. Braddock, Alan G. Johnson, Thomas G. Keeton, Ernest R. Marx and Timothy J. Tegeler

     INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

                 ----------------------------------------------

2. In their discretion with respect to the transaction of such other business as may properly come before the meeting,

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.